SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  October 1, 1996

                            METROPOLITAN BANCORP
         (Exact name of each registrant as specified in its charter)

                                  Washington
               (State or other jurisdiction of incorporation)

                                   0-22218
                          (Commission File Number)

                                  91-1600929
                      (IRS Employer Identification No.)

                1520 Fourth Avenue, Seattle, WA  98101-1648
            (Address of principal executive offices and zip code)

                                (206) 625-1818
             (Registrant's telephone number, including area code)

                                     None
        (Former name or former address, if changed since last report)

                     Exhibit Index appears on page 5.

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Item 5.   Other Events

REDEMPTION OF SUBORDINATED NOTES.

Seattle--October 1, 1996--Metropolitan Bancorp (NASDAQ: MSEA) today completed the redemption of all Metropolitan Bancorp 8.5% Subordinated Notes due July 31, 2003. The funds to redeem the $23 million in notes were borrowed by Metropolitan Bancorp from Washington Federal Savings, a subsidiary of Washington Federal, Inc.

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Item 7.     Financial Statements and Exhibits

   The following exhibits are filed with this report:

Exhibit Number     Description

    99.1           Press release issued on October 1, 1996

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METROPOLITAN BANCORP

                                       By:      /s/ Patrick F. Patrick
                                       Name:        Patrick F. Patrick
                                       Title:       President and Chief
                                                    Executive Officer

Dated:  October 1, 1996

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                                 EXHIBIT INDEX
Number      Description


99.1   Press release issued on October 1, 1996.

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Exhibit 99.1

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